Exhibit 99.1

                         Form 4 Joint Filer Information

Names of the Reporting Persons:   o  Sherborne Investors LP, a Delaware limited
                                     partnership and managing member of each of the Funds (as defined below) ("Managing
                                     Member");

                                  o  Sherborne Investors GP, LLC, a Delaware
                                     limited liability company and general
                                     partner of the Managing Member ("Sherborne
                                     Investors GP");

                                  o  Sherborne Investors Management LP, a
                                     Delaware limited partnership and investment manager to the Funds ("Sherborne Management");

                                  o  Sherborne Investors Management GP, LLC, a
                                     Delaware limited liability company and
                                     general partner of Sherborne Management
                                     ("Sherborne Management GP");

                                  o Sherborne Strategic Fund A, LLC, a Delaware limited liability company ("Strategic Fund A");

                                  o Sherborne Strategic Fund B, LLC, a Delaware limited liability company ("Strategic Fund B");

                                  o  Nottingham Investors LLC, a Delaware
                                     limited liability company ("Nottingham"
                                     and, together with Strategic Fund A and
                                     Strategic Fund B, the "Funds"); and

                                  o Edward J. Bramson, the managing member of Sherborne Investors GP and Sherborne Management GP ("Bramson").

Address for each of the           135 East 57th Street, New York, NY 10022
Reporting Persons:

Date of Earliest Transaction      September 13, 2007
Required to be Reported:

Designated Filer for each of      Sherborne Investors GP, LLC
the Reporting Persons:

Issuer & Ticker Symbol for each   Nautilus, Inc.; NLS
of the Reporting Persons:

Title of Security for each of     Common Stock, no par value (the "Shares")
the Reporting Persons:

Transaction Code for each of      P
the Reporting Persons:

Securities Acquired(1):           o  Strategic Fund A directly acquired Shares
                                     as follows:

                                                                  Amount of
                                                                  Amount of
                                                                  Securities
                                                              Beneficially Owned
                          Amount of                           Following Reported
  Transaction Date   Securities Acquired        Price            Transactions
-------------------- ------------------- -------------------  ------------------
           9/13/2007         8.547             $ 8.510            624,405.786

           9/13/2007       222.222             $ 8.520            624,628.008

           9/13/2007       324.786             $ 8.530            624,952.794

           9/13/2007        51.282             $ 8.535            625,004.076

           9/13/2007     1,564.101             $ 8.540            626,568.177

           9/13/2007       179.487             $ 8.545            626,747.664

           9/13/2007     1,042.734             $ 8.550            627,790.398

           9/13/2007       615.384             $ 8.555            628,405.782

           9/13/2007       418.803             $ 8.560            628,824.585

           9/13/2007         8.547             $ 8.565            628,833.132

           9/13/2007       333.333             $ 8.570            629,166.465

           9/13/2007       461.538             $ 8.580            629,628.003

           9/13/2007        85.470             $ 8.585            629,713.473

           9/13/2007     1,410.255             $ 8.590            631,123.728

           9/13/2007       769.230             $ 8.595            631,892.958

           9/13/2007       811.965             $ 8.600            632,704.923

           9/13/2007       111.111             $ 8.605            632,816.034

           9/13/2007       128.205             $ 8.610            632,944.239



o  Strategic Fund B directly acquired Shares as follows:


                                                                  Amount of
                                                                  Amount of
                                                                  Securities
                                                              Beneficially Owned
                          Amount of                           Following Reported
  Transaction Date   Securities Acquired        Price            Transactions
-------------------- ------------------- -------------------  ------------------

           9/13/2007        12.821             $ 8.510            936,608.679

           9/13/2007       333.333             $ 8.520            936,942.012

           9/13/2007       487.179             $ 8.530            937,429.191

           9/13/2007        76.923             $ 8.535            937,506.114

           9/13/2007     2,346.152             $ 8.540            939,852.265

           9/13/2007       269.231             $ 8.545            940,121.496

           9/13/2007     1,564.101             $ 8.550            941,685.597

           9/13/2007       923.076             $ 8.555            942,608.673

           9/13/2007       628.205             $ 8.560            943,236.877

           9/13/2007        12.821             $ 8.565            943,249.698

           9/13/2007       500.000             $ 8.570            943,749.697

           9/13/2007       692.307             $ 8.580            944,442.004

           9/13/2007       128.205             $ 8.585            944,570.209

           9/13/2007     2,115.383             $ 8.590            946,685.592

           9/13/2007     1,153.845             $ 8.595            947,839.437

           9/13/2007     1,217.948             $ 8.600            949,057.384

           9/13/2007       166.667             $ 8.605            949,224.051

           9/13/2007       192.308             $ 8.610            949,416.358

o  Nottingham directly acquired Shares as follows:

                                                                  Amount of
                                                                  Amount of
                                                                  Securities
                                                              Beneficially Owned
                          Amount of                           Following Reported
  Transaction Date   Securities Acquired        Price            Transactions
-------------------- ------------------- -------------------  ------------------
           9/13/2007        78.633             $ 8.510          5,744,540.533

           9/13/2007     2,044.445             $ 8.520          5,746,584.978

           9/13/2007     2,988.035             $ 8.530          5,749,573.013

           9/13/2007       471.795             $ 8.535          5,750,044.808

           9/13/2007    14,389.748             $ 8.540          5,764,434.555

           9/13/2007     1,651.283             $ 8.545          5,766,085.838

           9/13/2007     9,593.165             $ 8.550          5,775,679.003

           9/13/2007     5,661.540             $ 8.555          5,781,340.543

           9/13/2007     3,852.993             $ 8.560          5,785,193.535

           9/13/2007        78.633             $ 8.565          5,785,272.168

           9/13/2007     3,066.668             $ 8.570          5,788,338.835

           9/13/2007     4,246.155             $ 8.580          5,792,584.990

           9/13/2007       786.325             $ 8.585          5,793,371.315

           9/13/2007    12,974.363             $ 8.590          5,806,345.678

           9/13/2007     7,076.925             $ 8.595          5,813,422.603

           9/13/2007     7,470.088             $ 8.600          5,820,892.690

           9/13/2007     1,022.223             $ 8.605          5,821,914.913

           9/13/2007     1,179.488             $ 8.610          5,823,094.400

o Each of (i) the Managing Member, as the managing member of the Funds, (ii) Sherborne Investors GP, as the general partner of the Managing Member and
   (iii) Bramson, as the managing member of Sherborne Investors GP, indirectly acquired the Shares that were directly acquired by the Funds as follows:

                                                                  Amount of
                                                                  Amount of
                                                                  Securities
                                                              Beneficially Owned
                          Amount of                           Following Reported
  Transaction Date   Securities Acquired        Price            Transactions
-------------------- ------------------- -------------------  ------------------
           9/13/2007           100             $ 8.510          7,305,555.000

           9/13/2007         2,600             $ 8.520          7,308,155.000

           9/13/2007         3,800             $ 8.530          7,311,955.000

           9/13/2007           600             $ 8.535          7,312,555.000

           9/13/2007        18,300             $ 8.540          7,330,855.000

           9/13/2007         2,100             $ 8.545          7,332,955.000

           9/13/2007        12,200             $ 8.550          7,345,155.000

           9/13/2007         7,200             $ 8.555          7,352,355.000

           9/13/2007         4,900             $ 8.560          7,357,255.000

           9/13/2007           100             $ 8.565          7,357,355.000

           9/13/2007         3,900             $ 8.570          7,361,255.000

           9/13/2007         5,400             $ 8.580          7,366,655.000

           9/13/2007         1,000             $ 8.585          7,367,655.000

           9/13/2007        16,500             $ 8.590          7,384,155.000

           9/13/2007         9,000             $ 8.595          7,393,155.000

           9/13/2007         9,500             $ 8.600          7,402,655.000

           9/13/2007         1,300             $ 8.605          7,403,955.000

           9/13/2007         1,500             $ 8.610          7,405,455.000

o Sherborne Management, as the investment manager to the Funds that only receives an asset-based fee, beneficially owns 0 Shares.

o Sherborne Management GP, as the general partner of Sherborne Management, beneficially owns 0 Shares.

-----------------
(1) Each of the Reporting Persons disclaims beneficial ownership of these securities except to the extent of the Reporting Person's pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership for purposes of Section 16 or for any other purpose.



Sherborne Investors  /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
LP                   ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Sherborne Investors  /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
Management LP        ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Sherborne Investors  /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
Management GP, LLC   ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Sherborne Strategic  /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
Fund A, LLC          ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Sherborne Strategic  /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
Fund B, LLC          ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Nottingham Investors /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
LLC                  ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date


Edward J. Bramson    /s/ Gerard L. Eastman, attorney in fact  September 14, 2007
                     ---------------------------------------  ------------------
                     **Signature of Reporting Person                 Date



** Intentional misstatements or omissions of facts constitute Federal Criminal
   Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).